                              EXHIBIT 1 A (6) (b)

             BY-LAWS OF CONNECTICUT GENERAL LIFE INSURANCE COMPANY

Incorporated by reference to Exhibit # 6 (b) of Post Effective Amendment #1 to Registration Statement on Form N-4 (File Number 33-83020) filed June 22, 1995 by CG Variable Annuity Separate Account II as Registrant and Connecticut General Life Insurance Company as Depositor.